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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 1999


                             ANKER COAL GROUP, INC.
             (Exact Name Of Registrant As Specified in Its Charter)



            Delaware                     333-39643               52-1990183
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)



         2708 Cranberry Square                                    26508
       Morgantown, West Virginia                                (Zip Code)
(Address Of Principal Executive Offices)

       Registrant's telephone number, including area code: (304) 594-1616
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                             ANKER COAL GROUP, INC.
                                    FORM 8-K



                                TABLE OF CONTENTS

ITEM 5. OTHER EVENTS ...................................................       1

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS ..............................       1

SIGNATURE PAGE .........................................................       2

EXHIBIT INDEX ..........................................................       3

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ITEM 5. OTHER EVENTS

         Anker Coal Group, Inc. (the "Company") issued the attached press release on October 28, 1999.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     Press Release dated October 28, 1999



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SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ANKER COAL GROUP, INC.


                                        /s/ Bruce Sparks
                                        ----------------------
                                             Bruce Sparks
                                              President

Date:  October 28, 1999



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